Noble Corporation plc Fourth Quarter 2023 Earnings Conference Call February 23rd, 2024

Disclaimer Forward-Looking Statements This presentation and the conference call to which it pertains contains “forward-looking statements” about Noble Corporation plc’s (“Noble” or the “Company”) within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this presentation and the conference call are forward looking statements, including those regarding future guidance, including revenue, capital expenditures and adjusted EBITDA, margin estimates, run rates, tax payments and any estimated weighting of such guidance to specific timeframes, the offshore drilling market and demand fundamentals generally, as well as those in specific markets and geographies, realization and timing of integration synergies, related costs to achieve, free cash flow expectations, capital expenditure, capital allocation expectations including planned dividend and share repurchases, rig acquisitions or divestitures, rig activation, contract backlog, rig demand, expected future contracts, anticipated contract start dates, dayrates and duration, fleet condition and utilization, financial performance and position, inflation expectations and our plans, objectives, expectations and intentions related to the Noble-Maersk merger. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might,“ “on track,” "plan," “possible,” “potential,” “predict,” "project," "should," "would," "shall," “target,” "will" and similar expressions are intended to be among the statements that identify forward- looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertain-ties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as net income adjusted for interest expense, net of amounts capitalized; interest income and other, net; income tax benefit (provision); and depreciation and amortization expense, as well as, if applicable, gain (loss) on extinguishment of debt, net; losses on economic impairments; restructuring and similar charges; costs related to mergers and integrations; and certain other infrequent operational events. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as cash flow from operations minus capital expenditures; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. The Company defines net capital expenditures as capital expenditures net of reimbursements and insurance proceeds, and we define Capital Additions as additions to property and equipment. Additionally, due to the forward-looking nature of Adjusted EBITDA, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable for-ward-looking GAAP financial measure without unreasonable effort. 2

Summary Maintaining Return of Capital Discipline $337M of capital returned to shareholders Q4 2022 - Q1 2024 Over $500M in New Contracts Since Last Quarter Discoverer, Voyager, Valiant, Gerry de Souza, Intrepid, Innovator, Resolute 2024 Outlook: Improving EBITDA and Free Cash Flow, with Higher H2 Weighting Q4 Adjusted EBITDA of $201M, Free Cash Flow of $165M Full Year 2023 Adjusted EBITDA of $810M near top end of guidance range 3

Fourth Quarter Financial Highlights Adjusted EBITDA $201M $283M Net capital expenditures $123M $99M Free cash flow $165M $40M Net debt $225M $341M Backlog $4.6B $4.7B Liquidity $903M $795M Adjusted EBITDA margin 31% 41% Leverage 0.3x 0.3x 4 Prior quarter figures for Q3 2023 shown below

Current Backlog Stands at $4.6 Billion 0 300 600 900 1.200 1.500 1.800 2.100 2024 2025 2026 2027 1.943 1.282 981 432 Floaters Jackups 68% 35% 11%24% Percentage of available days committed1 Backlog ($B) and Contract Coverage 1) Committed days on total marketed fleet, excluding cold stacked rigs, per 2/22/2024 fleet status 5 1.9 1.3 1.0 0.4

Deepwater Fleet Overview


2024
2025
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
DRILLSHIPS
Noble Tom Madden (7g dual BOP)
Noble Sam Croft (7g dual BOP)
Noble Don Taylor (7g dual BOP)
Noble Bob Douglas (7g dual BOP)
Noble Stanley Lafosse (7g dual BOP)
Noble Faye Kozack (7g dual BOP)
Noble Viking (7g)
Noble Valiant (7g dual BOP)
Noble Venturer (7g dual BOP)
Noble Voyager (7g dual BOP)
Noble Gerry de Souza (6g dual BOP)
Noble Globetrotter I (6g)
Noble Globetrotter II (6g)
Pacific Meltem (7g dual BOP) – cold stacked
Pacific Scirocco (6g) – cold stacked
SEMISUBMERSIBLES
Noble Deliverer (6g)
Noble Developer (6g)
Noble Discoverer (6g)
Firm contracts, excluding options, per 2/22/24 fleet status

Recent Highlights

- Valiant: 6 months extension with LLOG, expected to commence Q3 2024
- Voyager: one well (~130 days) plus one well option with Petronas in Suriname
- Gerry de Souza: 9 months extension with TotalEnergies in Nigeria
- Discoverer: 400 days with Petrobras in Colombia, expected to commence Q2 2024

NOBLE

6

Jackup Fleet Overview 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 ULTRA HARSH ENVIRONMENT Noble Innovator (CJ70) Noble Integrator (CJ70) Noble Interceptor (CJ70) Noble Reacher (CJ50) Noble Resilient (CJ50) Noble Resolute (CJ50) Noble Resolve (CJ50) Noble Highlander (JU-2000E) Noble Tom Prosser (JU-3000N) HARSH ENVIRONMENT Noble Mick O’Brien (JU-3000N) Noble Regina Allen (JU-3000N) Noble Invincible (CJ70) Noble Intrepid (CJ70) Firm contracts, excluding options, per 2/22/24 fleet status Recent Highlights • Innovator: 90 day extension with BP • Intrepid: option exercised by Harbour in the U.K. North Sea • Resolute: 60 day extension with Petrogas in the Dutch North Sea 7

Financial Overview ($ millions) Quarter End 12/31/2023 Quarter End 9/30/2023 Revenue 643 697 Adjusted EBITDA 201 283 margin % 31% 41% Net Income 150 158 Diluted EPS 1.03 1.09 Cash flow from operations 287 139 Cash paid for capital expenditures 123 99 Free cash flow 165 40 Net debt 1 225 341 Leverage 2 0.3x 0.3x Liquidity 3 903 795 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Leverage ratio defined as net debt divided by annualized Adjusted EBITDA for the period. 3) 12/31/23 liquidity includes $361 million cash and cash equivalents plus $543 million RCF availability net of Letters of Credit outstanding Non-GAAP to GAAP reconciliations provided on page 10. 8

2024 Guidance Revenue 2,550 - 2,700 Adjusted EBITDA 925 – 1,025 Capital Addit ions, net of reimbursements 400 – 440 $ millions 9

Appendix: Reconciliation to GAAP Measures Reconciliation of Adjusted EBITDA Three Months Ended Twelve Months Ended December 31, 2023 September 30, 2023 December 31, 2023 Net income (loss) $ 149,700 $ 158,323 $ 481,902 Income tax (benefit) provision (4,843) 51,659 30,341 Interest expense, net of amounts capitalized 14,600 13,005 59,139 Interest income and other, net (1,777) (17,206) (18,069) Depreciation and amortization 82,933 77,146 301,345 Amortization of intangible assets and contract liabilities, net (11,236) (10,803) (106,776) Gain on bargain purchase — (5,005) (5,005) (Gain) loss on extinguishment of debt, net — — 26,397 Merger and integration costs 13,286 12,966 60,335 Hurricane losses and (recoveries), net (41,823) 2,642 (19,703) Adjusted EBITDA $ 200,840 $ 282,727 $ 809,906 Total revenue $ 642,979 $ 697,450 $ 2,589,018 Adjusted EBITDA margin 31% 41% 31 % Reconciliation of Free Cash Flow Three Months Ended Twelve Months Ended December 31, 2023 September 30, 2023 December 31, 2023 Net cash provided by (used in) operating activities $ 287,489 $ 138,768 $ 574,337 Capital expenditures, net of proceeds from insurance claim (122,641) (98,601) (390,772) Free cash flow $ 164,848 $ 40,167 $ 183,565 Reconciliation of Net Debt December 31, 2023 December 31, 2022 Long-term debt $ 586,203 $ 513,055 Current maturities of long-term debt — 159,715 Cash and cash equivalents 360,794 476,206 Net Debt $ 225,409 $ 196,564